Exhibit 99.1

NYSE: MMP

Date:	Sept. 7, 2023

Contact:	Investors:	Media:
	Paula Farrell	Bruce Heine
	(918) 574-7650	(918) 574-7010
	paula.farrell@magellanlp.com	bruce.heine@magellanlp.com

Leading Independent Proxy Advisory Firm Glass Lewis Recommends Magellan Midstream Unitholders Vote “FOR” the Transaction with ONEOK

Magellan urges unitholders to vote “FOR” the pending merger today

TULSA, Okla. – Magellan Midstream Partners, L.P. (NYSE: MMP) (“Magellan”) today announced that leading independent proxy advisory firm Glass Lewis & Co. (“Glass Lewis”) recommends that unitholders vote “FOR” the pending merger with ONEOK, Inc. (NYSE: OKE) (“ONEOK”) at the virtual special meeting of unitholders scheduled to be held on Sept. 21, 2023.

In its report dated Sept. 6, 2023, Glass Lewis stated1:

●	“Strategically, we believe the proposed merger could be beneficial to shareholders/unitholders of both of the merger parties, as the deal would result in the creation of a combined energy infrastructure firm with greater scale, breadth and earnings diversity. The proposed merger is also expected to yield meaningful annual cost synergies and enhanced commercial opportunities for the combined company.”

●	“After due consideration, we are inclined to take the view that the proposed merger would put the combined company in a better position, compared to Magellan on a standalone basis, to navigate through energy cycles and the ongoing global decarbonization transition. In our view, a merger allows for greater optimization of the combined assets, which in turn greatly increases the likelihood of the desired synergies being fully realized.”

●	“…[Magellan] notes the implied NTM EBITDA multiple of the proposed merger exceeds the range of forward EBITDA multiples observed in a selected set of North American midstream energy transactions announced since 2018, as well as the range of peer trading multiples observed as of the unaffected date. These findings suggest to us that the merger consideration represents a fair and reasonable value for the Company’s shareholders.”

Magellan issued the following statement:

We are pleased that Glass Lewis supports our board’s unanimous recommendation that unitholders vote “FOR” the merger with ONEOK. The report issued by Glass Lewis reaffirms that the pending transaction maximizes value for unitholders, delivering a significant premium with meaningful upfront cash consideration and substantial ownership in a larger, more diversified company. We are confident the combined entity will have greater growth prospects, be more resilient and deliver greater value than Magellan could realize on a standalone basis, including after considering taxes. We look forward to working together with ONEOK to complete the transaction.

[1]	Permission to use quotes neither sought nor obtained.

The special meeting will be held virtually on Sept. 21, 2023 at 10:00 a.m. Central Time. Magellan unitholders of record at the close of business on July 24, 2023 are entitled to vote at, or submit proxies in advance of, the special meeting.

Magellan unitholders who need assistance in completing the proxy card, need additional copies of the proxy materials or have questions regarding the upcoming special meeting should contact Magellan’s proxy solicitors:

Morrow Sodali, LLC	MacKenzie Partners, Inc.
Phone: (800) 662-5200 or (203) 658-9400	Phone: (800) 322-2885 or (212) 929-5500
Email: MMP@info.morrowsodali.com	Email: proxy@mackenziepartners.com

About Magellan Midstream Partners, L.P.

Magellan Midstream Partners, L.P. (NYSE: MMP) is a publicly traded partnership that primarily transports, stores and distributes refined petroleum products and crude oil. Magellan owns the longest refined petroleum products pipeline system in the country, with access to nearly 50% of the nation’s refining capacity, and can store more than 100 million barrels of petroleum products such as gasoline, diesel fuel and crude oil. More information is available at www.magellanlp.com.

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CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, included in this communication that address activities, events or developments that ONEOK or Magellan expects, believes or anticipates will or may occur in the future are forward-looking statements. Words such as “estimate,” “project,” “predict,” “believe,” “expect,” “anticipate,” “potential,” “create,” “intend,” “could,” “would,” “may,” “plan,” “will,” “guidance,” “look,” “goal,” “future,” “build,” “focus,” “continue,” “strive,” “allow” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements include, but are not limited to, statements regarding the proposed transaction between ONEOK and Magellan (the “Proposed Transaction”), the expected closing of the Proposed Transaction and the timing thereof and as adjusted descriptions of the post-transaction company and its operations, strategies and plans, integration, debt levels and leverage ratio, capital expenditures, cash flows and anticipated uses thereof, synergies, opportunities and anticipated future performance, including maintaining current ONEOK management, enhancements to investment-grade credit profile, an expected accretion to earnings and free cash flow, dividend payments and potential share repurchases, increase in value of tax attributes and expected impact on EBITDA. Information adjusted for the Proposed Transaction should not be considered a forecast of future results. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication. These include the risk that ONEOK’s and Magellan’s businesses will not be integrated successfully; the risk that cost savings, synergies and growth from the Proposed Transaction may not be fully realized or may take longer to realize than expected; the risk that the credit ratings of the combined company or its subsidiaries may be different from what the companies expect; the possibility that shareholders of ONEOK may not approve the issuance of new shares of ONEOK common stock in the Proposed Transaction or that unitholders of Magellan may not approve the Proposed Transaction; the risk that a condition to closing of the Proposed Transaction may not be satisfied, that either party may terminate the merger agreement or that the closing of the Proposed Transaction might be delayed or not occur at all; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the Proposed Transaction; the occurrence of any other event, change or other circumstances that could give rise to the termination of the merger agreement relating to the Proposed Transaction; the risk that changes in ONEOK’s capital structure and governance could have adverse effects on the market value of its securities; the ability of ONEOK and Magellan to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on ONEOK’s and Magellan’s operating results and business generally; the risk the Proposed Transaction could distract management from ongoing business operations or cause ONEOK and/or Magellan to incur substantial costs; the risk of any litigation relating to the Proposed Transaction; the risk that ONEOK may be unable to reduce expenses or access financing or liquidity; the impact of a pandemic, any related economic downturn and any related substantial decline in commodity prices; the risk of changes in governmental regulations or enforcement practices, especially with respect to environmental, health and safety matters; and other important factors that could cause actual results to differ materially from those projected. All such factors are difficult to predict and are beyond ONEOK’s or Magellan’s control, including those detailed in the joint proxy statement/prospectus (as defined below). All forward-looking statements are based on assumptions that ONEOK and Magellan believe to be reasonable but that may not prove to be accurate. Any forward-looking statement speaks only as of the date on which such statement is made, and neither ONEOK nor Magellan undertakes any obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the Proposed Transaction, on July 25, 2023, ONEOK and Magellan each filed with the Securities and Exchange Commission (the “SEC”) a definitive joint proxy statement/prospectus (the “joint proxy statement/prospectus”), and each party has and will file other documents regarding the Proposed Transaction with the SEC. Each of ONEOK and Magellan commenced mailing copies of the joint proxy statement/prospectus to shareholders of ONEOK and unitholders of Magellan, respectively, on or about July 25, 2023. This communication is not a substitute for the joint proxy statement/prospectus or for any other document that ONEOK or Magellan has filed or may file in the future with the SEC in connection with the Proposed Transaction. INVESTORS AND SECURITY HOLDERS OF ONEOK AND MAGELLAN ARE URGED TO CAREFULLY AND THOROUGHLY READ THE JOINT PROXY STATEMENT/PROSPECTUS, INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO, AND OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED BY ONEOK AND MAGELLAN WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ONEOK AND MAGELLAN, THE PROPOSED TRANSACTION, THE RISKS RELATED THERETO AND RELATED MATTERS.

Investors can obtain free copies of the joint proxy statement/prospectus and other relevant documents filed by ONEOK and Magellan with the SEC through the website maintained by the SEC at www.sec.gov. Copies of documents filed with the SEC by ONEOK, including the joint proxy statement/prospectus, are available free of charge from ONEOK’s website at www.oneok.com under the “Investors” tab. Copies of documents filed with the SEC by Magellan, including the joint proxy statement/prospectus, are available free of charge from Magellan’s website at www.magellanlp.com under the “Investors” tab.

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